UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/16/2010

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10275

Delaware	75-1914582
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6820 LBJ FREEWAY
DALLAS, TX 75240
(Address of principal executive offices, including zip code)

(972) 980-9917
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 16, 2010, we announced the resignation, effective October 1, 2010, of our chief financial officer, Charles M. Sonsteby, who accepted an executive position with a private retail company. We also announced that Guy Constant, our Senior Vice President of Finance and Chili's CFO, will assume the responsibilities as Executive Vice President and Chief Financial Officer of the Company. Mr. Constant has been in various senior financial, compensation and investment relations roles since joining us in 2004.

On September 16, 2010, we issued a press release announcing these developments. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: September 17, 2010	By:	/s/ Douglas H. Brooks
Douglas H. Brooks
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release 091610